UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2019

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Not applicable
(former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Owens & Minor, Inc. (the “Company") maintains the Owens & Minor, Inc. 2018 Stock Incentive Plan (as amended, the “Plan”) which was approved by shareholders at the Company’s Annual Meeting of Shareholders on May 8, 2018. The Company may issue various types of awards under the Plan.
On February 28, 2019, the Compensation & Benefits Committee of the Board of Directors of the Company (the “Committee”) adopted and approved revised forms of Restricted Stock Agreement and 2019 Performance Share Award Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, for use by the Company in connection with awards under the Plan.
The Restricted Stock Agreement is for use by the Company in connection with the grant of time-based vesting restricted shares of common stock under the Plan. The number of restricted shares of common stock that may be awarded and vesting schedule will be determined by the Board or the Committee thereof on a grant-by-grant basis.
The 2019 Performance Share Agreement is for use by the Company in connection with the grant of performance-based restricted shares of common stock under the Plan that vest, if at all, upon the attainment of certain performance metrics. The number of performance-based restricted shares of common stock that may be awarded, the performance metrics and vesting schedule will be determined by the Board or the Committee on a grant-by-grant basis.
The foregoing description does not purport to be a complete statement of the terms or conditions of the forms of agreement filed herewith and the above description is qualified in its entirety by reference to Exhibits 10.1 and 10.2, which are hereby incorporated by this reference.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description
10.1	Restricted Stock Agreement
10.2	2019 Performance Share Award Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

March 1, 2019	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary